Exhibit 99.2

Press Release
For Immediate Release

Beazer Homes Files Form 8-K Containing Financial Statements

ATLANTA, August 15, 2007 -- Beazer Homes USA, Inc. (NYSE: BZH) (www.beazer.com) announced today that, in order to provide updated financial and other information regarding the Company to its stockholders and the holders of the its outstanding debt securities, the Company has today filed with the Securities and Exchange Commission a Form 8-K Current Report furnishing a copy of its unaudited condensed consolidated financial statements as of and for the three- and nine-month periods ended June 30, 2007 and 2006 and a related management’s discussion and analysis of financial condition and results of operations. These financial statements are consistent with the financial results for the Company’s third fiscal quarter reported by the Company in its press release of July 26, 2007.

As previously disclosed, the Company has not yet filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007. As was described in the Company’s Form 12b-25 Notification of Late Filing filed with the Securities and Exchange Commission on August 10, 2007, the Company’s delay in filing its Form 10-Q is the result of a continuing independent internal investigation by the Audit Committee of the Company’s Board of Directors into the matters described in the Form 12b-25 and the fact that the Audit Committee was not able to make a final conclusion with respect to these matters by the August 9, 2007 required filing date for the Form 10-Q.

The Company’s Audit Committee and its independent counsel are working expeditiously to complete the internal investigation as soon as practicable. For a further explanation of the investigation and related matters, please refer to the Company’s Form 8-K Current Report filed today with the Securities and Exchange Commission.

Beazer Homes USA, Inc., headquartered in Atlanta, is one of the country’s ten largest single-family homebuilders with operations in Arizona, California, Colorado, Delaware, Florida, Georgia, Indiana, Kentucky, Maryland, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, Virginia and West Virginia and also provides mortgage origination and title services to its homebuyers. Beazer Homes, a Fortune 500 Company, is listed on the New York Stock Exchange under the ticker symbol “BZH.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “goal,” “target” or other similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, among other things, the timing, final outcome and consequences of the pending United States Attorney inquiry, SEC investigation, independent internal investigation and putative class action lawsuits, derivative claims and similar proceedings.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time and it is not possible for management to predict all such factors.

Contact:	Leslie H. Kratcoski Vice President, Investor Relations & Corporate Communications (770) 829-3700 lkratcos@beazer.com